UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

INTUITIVE MACHINES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40823	36-5056189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13467 Columbia Shuttle Street Houston, TX	77059
(Address of Principal Executive Offices)	(Zip Code)

(281) 520-3703

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A Common Stock, each at an exercise price of $11.50 per share	LUNRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with Intuitive Machines, Inc’s (the “Company”) Registration Statement on Form S-3 (File No. 333-278288) (the “Registration Statement”), which was originally filed with the Securities and Exchange Commission (“SEC”) on March 27, 2024, and declared effective by the SEC on April 3, 2024, which included a base prospectus, and a prospectus relating to the offer and sale, from time to time though Cantor (as defined below), of shares of the Company’s Class A common stock, par value $0.0001 per share, for aggregate gross proceeds of up to $100.0 million (the “Shares”) that was filed with the SEC on April 4, 2024 (the “Prospectus”), the Company is hereby filing Exhibit 1.2 to the Registration Statement, a copy of the Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”) which is filed herewith as Exhibit 10.1.

The Sales Agreement contains customary representations, warranties and agreements by the Company, and indemnification obligations of the Company and Cantor and other obligations of the parties. Under the terms of the Sales Agreement, the Company has agreed to pay Cantor a commission of up to 3.0% of the sales price per share sold under the Sales Agreement. In addition, the Company has agreed to reimburse certain expenses incurred by Cantor in connection with the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, the Registration Statement and the Prospectus.

The Shares will be sold pursuant to the Registration Statement, and offerings of the Shares will be made only by means of the Prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Controlled Equity OfferingSM Sales Agreement, between Intuitive Machines, Inc. and Cantor Fitzgerald & Co.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE MACHINES, INC.

Date: April 5, 2024	By:	/s/ Steven Vontur
		Name:	Steven Vontur
		Title:	Interim Chief Financial Officer and Controller

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